Summary Prospectus Supplement	December 14, 2012

In the summary prospectus for each fund listed below, the section Fees and expenses is supplemented to reflect that the 1.00% short-term trading fee (also known as a redemption fee) described in the prospectus will no longer apply, effective for shares purchased on or after January 2, 2013.

Putnam Asia Pacific Equity Fund	Putnam Global Technology Fund

Putnam Emerging Markets	Putnam Global
Equity Fund	Telecommunications Fund

Putnam Europe Equity Fund	Putnam Global Utilities Fund

Putnam Global Sector Fund	Putnam Growth
Opportunities Fund
Putnam Global Consumer Fund
Putnam International
Putnam Global Energy Fund	Growth Fund

Putnam Global Financials Fund	Putnam International Value Fund

Putnam Global Health Care Fund	Putnam Multi-Cap Core Fund

Putnam Global Industrials Fund	Putnam Research Fund

Putnam Global Natural
Resources Fund

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